SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) December 19, 2011; (December 14, 2011)

GUIDED THERAPEUTICS, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22179	58-2029543
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of Principal Executive Offices)	30092 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.01   (Regulation FD Disclosure)

On December 14, 2011, the registrant publicly issued a press release announcing that Health Canada had granted marketing approval for the LuViva™ Advanced Cervical Scan for detecting precancer of the cervix, as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

On December 15, 2011, the registrant publicly issued a press release announcing that Eurosurgical Ltd had been selected to distribute the LuViva™ Advanced Cervical Scan in the United Kingdom, as more fully described in the press release, a copy of which is furnished as Exhibit 99.2 hereto and which information is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Press Release dated December 14, 2011
99.2	Press Release dated December 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

	By:	/s/ MARK L. FAUPEL
Mark L. Faupel, Ph.D.
CEO & President
Date: December 19, 2011

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